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                                                                    Exhibit 99.1

                           NATIONAL QUALITY CARE, INC.
                             A DELAWARE CORPORATION

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER

                            SECTION 302 CERTIFICATION



         I, Victor Gura, M.D., Chief Executive Officer and Chief Financial Officer of National Quality Care, Inc., a Delaware corporation (the "Company"), do hereby certify, in accordance with Rules 13a-14 and 15d-14, as created pursuant to Section 302(a) of the Sarbanes-Oxley Act of 2002, as amended, with respect to the Quarterly Report on Form 10-QSB of the Company for the quarter ended March 31, 2005, as filed with the Securities and Exchange Commission herewith under Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that:

         1. I have reviewed this Quarterly Report on Form 10-QSB of National Quality Care, Inc., a Delaware corporation (the "Company") for the quarter ended March 31, 2005 (the "Quarterly Report");

         2. Based on my knowledge, this Quarterly Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Quarterly Report;

         3. Based on my knowledge, the financial statements, and other financial information included in this Quarterly Report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this Quarterly Report;

         4. The Company's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and have:

                  (a) designed such disclosure controls and procedures to ensure that material information relating to the Company, including its consolidated subsidiary, is made known to the Company by others within those entities, particularly during the period in which this Quarterly Report is being prepared;

                  (b) evaluated the effectiveness of the Company's disclosure controls and procedures as of a date within 90 days prior to the filing date of this Quarterly Report (the "Evaluation Date"); and

                  (c) presented in this Quarterly Report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

         5. The Company's other certifying officers and I have disclosed, based on our most recent evaluation, to the Company's auditors and the audit committee of the Company's board of directors (or persons performing equivalent functions):

                  (a) all significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data and have identified for the Company's auditors any material weaknesses in internal controls; and

                  (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls; and

         6. The Company's other certifying officers and I have indicated in this Quarterly Report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, any corrective actions with regard to significant deficiencies and material weaknesses.

Dated: August 30, 2005                        By: /s/ Victor Gura, M.D.
                                                  --------------------------
                                              Victor Gura, M.D.
                                              Chief Executive Officer and
                                              Chief Financial Officer

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                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER

                            SECTION 906 CERTIFICATION



         I, Victor Gura, M.D., Chief Executive Officer and Chief Financial Officer of National Quality Care, Inc., a Delaware corporation (the "Company"), do hereby certify, in accordance with 18 U.S.C. Section 1350, as created pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended, that:

         (1) the Quarterly Report on Form 10-QSB of the Company for the quarter ended March 31, 2005 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and


         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                  NATIONAL QUALITY CARE, INC.

Dated: August 30, 2005                            By:  /s/ Victor Gura, M.D.
                                                       ----------------------
                                                  Victor Gura, M.D.
                                                  Chief Executive Officer and
                                                  Chief Financial Officer



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